UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2019

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 Third Avenue, 12th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 547-9591

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.001 par value per share	RLMD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On September 24, 2019, the Registrant filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2019, containing (among other items) (i) the audited consolidated financial statements of the Registrant and its subsidiaries as of and for the fiscal years ended June 30, 2019 and 2018, together with the independent registered public accounting firm’s report dated September 24, 2019, thereon, (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations with respect to the same dates and periods, and (iii) the related Interactive Data Files in XBRL format.

As previously reported, on September 30, 2019, the Registrant completed a 1-for-4 reverse split of its common stock (the “Reverse Split”).

On October 17, 2019, the Registrant filed Amendment No. 2 to its Registration Statement on Form S-1,  Registration No. 333-233228, which contained (among other items) (i) the audited consolidated financial statements of the Registrant and its subsidiaries as of and for the fiscal years ended June 30, 2019 and 2018, together with the independent registered public accounting firm’s report dated September 24, 2019, except for the effects of the reverse stock split discussed in Note 14, to which the date is October 11, 2019, thereon, (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations with respect to the same dates and periods, and (iii) the related Interactive Data Files in XBRL format, in each case with share and per share numbers adjusted retroactively to give effect to the Reverse Split (together, the “Adjusted Financial Items”).

Attached hereto as Exhibits 99.1, 99.2 and 101 are the Adjusted Financial Items. There are no changes therein to the information filed on October 17, 2019.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited consolidated financial statements of the Registrant and its subsidiaries as of and for the fiscal years ended June 30, 2019 and 2018, together with the auditors’ report thereon, adjusted retroactively to give effect to the Reverse Split
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations with respect to the fiscal years ended June 30, 2019 and 2018, adjusted retroactively to give effect to the Reverse Split
101	Interactive Data Files for the years ended June 30, 2019 and 2018, furnished in XBRL, adjusted retroactively to give effect to the Reverse Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2019	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer